Vintage Mutual Funds, Inc.

                               Vintage Equity Fund
                               Vintage Growth Fund
                              Vintage Balanced Fund

                 Supplement to Prospectus Dated August 18, 2005

This supplements the Prospectus of the Vintage Equity, Vintage Growth and Vintage Balanced Funds dated July 29, 2005.

  ACQUISITION OF THE VINTAGE EQUITY, VINTAGE GROWTH AND VINTAGE BALANCED FUNDS
                               BY FEDERATED FUNDS

Proxies are being solicited by the Board of Directors of the Vintage Funds. The proxies will be voted at the special meeting of shareholders of the Vintage Funds to be held on September 15, 2005 at 1415 28th Street, West Des Moines, Iowa, at 10:00 a.m. (Central Time) (the "Special Meeting"). At the Special Meeting, the shareholders of the Vintage Equity, Vintage Growth and Vintage Balanced Fund will vote on the approval of Plans of Reorganizations ("Reorganization" or collectively the "Reorganizations") whereby

(a) FEDERATED CAPITAL APPRECIATION FUND WILL ACQUIRE ALL OF THE ASSETS OF THE VINTAGE EQUITY FUND AND THE VINTAGE GROWTH FUND in exchange for Federated Capital Appreciation Fund's Class A Shares to be distributed pro rata by the Vintage Equity Fund and Vintage Growth Fund to its shareholders in complete liquidation and dissolution of the Vintage Equity Fund and Vintage Growth Fund, and

(b) FEDERATED STOCK AND BOND FUND, INC. WILL ACQUIRE ALL OF THE ASSETS OF THE VINTAGE BALANCED FUND in exchange for Federated Stock and Bond Fund Inc.'s Class A Shares to be distributed pro rata by the Vintage Balanced Fund to its shareholders in complete liquidation and dissolution of the Vintage Balanced Fund.

In the event that the shareholders approve the Reorganizations, if you are a shareholder of record of these Vintage Funds at the close of business on September 16, 2005, you will become the owner of the applicable Federated Fund Shares having a total NAV equal to the total NAV of his or her holdings in the applicable Vintage Fund on the effective date of the Reorganizations. Consummation of any one Reorganization is not conditioned upon the consummation of any other Reorganization.

Only shareholders of record on August 3, 2005 are entitled to vote at the Special Meeting.

A copy of the Proxy Statement relating to the Special Meeting is provided herewith and or is otherwise available upon request by calling or writing the Vintage Funds at the number and or address in the Prospectus.